UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):      March 15, 2002
                                                       --------------

                                 NVE Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                                   ----------
                 (State or other jurisdiction of incorporation)



       0-12196                                                       41-1424202
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Commission File Number                                          I.R.S. Employer
                                                          Identification number

11409 Valley View Road, Eden Prairie, Minnesota                           55344
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(Address of principal executive offices)                             (Zip code)

Issuer's telephone number, including area code:  (952) 829-9217
                                                 --------------


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Former name, former address and former fiscal year, if changed since last report



ITEM 9.  REGULATION FD DISCLOSURE

On March 15, 2002, NVE Corporation President and CEO Daniel Baker was interviewed on KCCO, AM 950, Twin Cities business radio, Minneapolis.

Dr. Baker discussed NVE's history, business, and future plans.

A transcript of that interview is attached as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       Exhibit 99.  Transcript of Daniel Baker interview on KCCO,
March 15, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

                                               NVE CORPORATION

Date: March 18, 2002                       /s/ Daniel A. Baker
                                           -------------------
                                           By: Daniel A. Baker
                                           President and Chief Executive Officer